UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

Lucira Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39976	27-2491037
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1315 63rd Street
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (814) 574-1546

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LHDX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Executive Officers

Pursuant to the 60-day notice period required under any applicable Worker Adjustment and Retraining Notification (“WARN”) Act, on February 14, 2023, Lucira Health, Inc. (the “Company”) notified all employees and executive officers, including President and Chief Executive Officer Erik T. Engelson, Chief Financial Officer Richard Narido, Chief Operating Officer Tony Allen, Chief Revenue Officer Kevin Collins and Chief Quality Officer and Executive Vice President Regulatory Affairs Ghazi Kashmolah, that their employment is expected to terminate on April 15, 2023.

On February 14, 2023, Ghazi Kashmolah, the Company’s Chief Quality Officer and Executive Vice President Regulatory Affairs, provided notice of his decision to resign, effective February 17, 2023. Mr. Kashmolah’s resignation is not the result of any disagreement with the Company’s policies, practices or procedures.

Item 8.01 Other Events.

Reduction in Force

Pursuant to the 60-day notice period required under any applicable WARN Act, on February 14, 2023, the Company notified all employees, including executive officers, that their employment is expected to terminate on April 15, 2023. This notice was given as part of the review by the Company’s Board of Directors of the Company’s financing strategy and strategic alternatives, including a potential sale, merger, bankruptcy or other strategic transaction. The Company believes the employment termination date for certain of its employees and executive officers could be extended depending on the progress and results of its strategic alternatives.

The Company does not expect to incur material charges in connection with this action, and the Company may incur costs not currently contemplated due to events that may occur as a result of, or that are associated with, this action.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “expect,” “may,” “will,” “could” or “believes” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the anticipated employment termination date or dates for employees and executive officers, potential strategic alternatives for the Company, progress and results of strategic alternatives, and anticipated charges and costs in connection with this reduction. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the important factors discussed in the sections entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucira Health, Inc.

Date: February 21, 2023	By:	/s/ Richard Narido
Richard Narido,
Chief Financial Officer